Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of DSE Fishman, Inc. (the "Company") on Form 10-KSB for the fiscal year ended July 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lisa Fincher, Chief Executive Officer and Chief Financial Officer of the Company, certify that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas C. Hemingway
Thomas C. Hemingway
Chief Executive Officer and Chief Financial Officer
Date: November 14, 2006